                                                                   EXHIBIT 10.57














                          REGISTRATION RIGHTS AGREEMENT

                                  By and Among

                        CABLEVISION SYSTEMS CORPORATION,
                                    as Issuer

                                       and

                             EACH OF THE PURCHASERS
                               REFERRED TO HEREIN

                              ____________________

                           Dated as of March 30, 1994

                              ____________________

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . .       1

           1.1   Certain Definitions . . . . . . . . . . . . . . . . . .       1
           1.2   Other Definitional Provisions . . . . . . . . . . . . .       4

SECTION 2. REGISTRATION UNDER THE SECURITIES ACT . . . . . . . . . . . .       5

           2.1   Demand Registration . . . . . . . . . . . . . . . . . .       5
           2.2   Automatic Registration. . . . . . . . . . . . . . . . .       5
           2.3   Registration of Dividend Shares . . . . . . . . . . . .       6
           2.4   Change of Control Registration. . . . . . . . . . . . .       7
           2.5   Registration of Other Exchange Shares . . . . . . . . .       7
           2.6   Costs and Expenses, etc.. . . . . . . . . . . . . . . .       7
           2.7   Extension . . . . . . . . . . . . . . . . . . . . . . .       7

SECTION 3. REGISTRATION PROCEDURES . . . . . . . . . . . . . . . . . . .       8

           3.1   Procedures. . . . . . . . . . . . . . . . . . . . . . .       8
           3.2   Holders' Obligations. . . . . . . . . . . . . . . . . .      11
           3.3   Selection of Underwriters, etc. . . . . . . . . . . . .      13

SECTION 4. LIMITATIONS ON SALE RIGHTS. . . . . . . . . . . . . . . . . .      13

           4.1   Notification of Sales . . . . . . . . . . . . . . . . .      13
           4.2   Extension of Sale Window. . . . . . . . . . . . . . . .      14
           4.3   Commencement of New Sale Window . . . . . . . . . . . .      14
           4.4   Certain Sales . . . . . . . . . . . . . . . . . . . . .      14

SECTION 5. INDEMNIFICATION; CONTRIBUTION . . . . . . . . . . . . . . . .      14

           5.1   Indemnification by the Company. . . . . . . . . . . . .      14
           5.2   Indemnification by Holders. . . . . . . . . . . . . . .      15
           5.3   Conduct of Indemnification Proceedings. . . . . . . . .      15
           5.4   Contribution. . . . . . . . . . . . . . . . . . . . . .      16

SECTION 6. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .      17

           6.1   Commission Filings. . . . . . . . . . . . . . . . . . .      17
           6.2   Remedies. . . . . . . . . . . . . . . . . . . . . . . .      17
           6.3   No Inconsistent Agreements. . . . . . . . . . . . . . .      17
           6.4   Amendments and Waivers. . . . . . . . . . . . . . . . .      18
           6.6   Successors and Assigns. . . . . . . . . . . . . . . . .      18
           6.7   Severability. . . . . . . . . . . . . . . . . . . . . .      18
           6.8   Headings. . . . . . . . . . . . . . . . . . . . . . . .      18
           6.9   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . .      19
           6.10  Counterparts. . . . . . . . . . . . . . . . . . . . . .      19
           6.11  Entire Agreement. . . . . . . . . . . . . . . . . . . .      19

                          REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT dated as of March 30, 1994 among Cablevision Systems Corporation, a Delaware corporation (the "COMPANY"), and the persons listed on schedule 1 hereto (each, a "PURCHASER"; collectively, the "PURCHASERS").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the parties hereto have entered into a Preferred Stock Purchase Agreement dated as of the date hereof (the "STOCK PURCHASE AGREEMENT"), which provides for the sale by the Company to the Purchasers of the Company's Series E Redeemable Exchangeable Convertible Preferred Stock, par value $.01 per share (the "SHARES"); and

          WHEREAS, in order to induce the Purchasers to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement, the execution of which is a condition to the closing under the Stock Purchase Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  DEFINED TERMS

          1.1 CERTAIN DEFINITIONS. (a) Unless otherwise defined herein, terms which are defined in the Certificate of Designations (as defined below) and used herein are so used as so defined.

          (b)  The following terms shall have the following meanings:

          "AGREEMENT" shall mean this Registration Rights Agreement, as amended, supplemented or otherwise modified from time to time.

          "CERTIFICATE OF DESIGNATIONS" shall mean the certificate of designations relating to the Shares, the form of which is attached as Exhibit A to the Stock Purchase Agreement.

          "CLASS A COMMON STOCK" shall mean the Class A Common Stock, par value $.01 per share, of the Company.

          "CLOSING DATE" shall mean the Closing Date as defined in the Stock Purchase Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission.

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                                                                               2



          "CONVERSION SHARES" shall mean the shares of Class A Common Stock, which are issuable from time to time upon conversion of the Shares in accordance with the Certificate of Designations.

          "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

          "DIVIDEND SHARES" shall mean the shares of Class A Common Stock, par value $.01 per share, of the Company, which may be issued by the Company from time to time in lieu of cash as dividends on the Shares or on Exchange Shares in accordance with the certificate of designations for any such series of preferred stock of the Company.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "HOLDER" shall mean the Purchasers and such of their respective permitted successors and Permitted Transferees who acquire Shares, Exchange Shares and/or Conversion Shares from such Purchasers in accordance with and subject to the terms of the Stock Purchase Agreement and the Certificate of Designations.

          "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

          "PROSPECTUS" shall mean the prospectus included in the Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Exchange Shares and/or Conversion Shares covered by the Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "PURCHASERS" shall have the meaning set forth in the preamble.

          "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration of Registrable Securities effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRABLE SECURITIES" shall mean any Conversion Shares, Exchange Shares or securities of the Company issuable upon exchange of the Shares pursuant to Section IX(D) of the Certificate of Designations ("Other Exchange Shares") at any time owned or held by a Holder, or to be owned or held by a Holder upon the conversion or exchange of the Shares pursuant to the Certificate of Designations; PROVIDED that, as to any particular securities, such securities will cease to be Registrable Securities when (i) they have been sold to the public pursuant to an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act by the Commission or any similar rule then in effect,
     (ii) they have not been disposed of pursuant to an effective Registration Statement within three years from the date such Registration Statement is declared effective by the Commission, or such longer period as the Company's obligation to keep such Registration Statement effective is extended in accordance with Section 3.2(c) hereof, or (iii) such Registrable Securities shall have ceased to be outstanding under the Certificate of Designations or the certificate of designations under which the Exchange Shares or Other Exchange Shares are issued.

          "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company, including without limitation: (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities), (iii) all expenses incurred by the Company in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, and other documents relating to the performance of and compliance with this Agreement by the Company, (iv) all fees and expenses incurred by the Company in connection with the listing, if any, of the Registrable Securities on any securities exchange or quotation system, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and (vi) the reasonable fees and expenses of one counsel to the Holders, which counsel shall be selected by the Required Holders; PROVIDED that underwriting discounts and selling commissions, fees and expenses and any transfer taxes on any Holder's Registrable Securities incurred in connection with any registration and sale of Registrable Securities shall not be Registration Expenses.

          "REGISTRATION STATEMENT" shall mean a registration statement of the Company on an appropriate form under the Securities Act, as filed by the Company with the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "REQUIRED HOLDERS" shall mean the Holders of 60% of the aggregate number of Shares, Exchange Shares and Imputed Shares (as defined below) outstanding and, for purposes of Section 6.2, a majority of the Shares, Exchange Shares and Imputed Shares affected by any amendment, modification, supplement, waiver or consent to departure referred to therein. For purposes of this definition, (i) "IMPUTED SHARES" means the Conversion Shares but holders of Conversion Shares shall, for purposes of computations involving Required Holders, act as holders of Imputed Shares on the basis of the average rate at which Shares were converted into Imputed Shares and Conversion Shares shall cease to be Imputed Shares when they are no longer Registrable Securities and (ii) Shares, Exchange Shares and Conversion Shares owned of record or beneficially by the Company or any affiliate of the Company shall be disregarded and deemed not to be outstanding for purposes of this definition.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

          "SHARES" shall have the meaning set forth in the preamble.

          "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

          "UNDERWRITER" shall mean each underwriter, including a managing underwriter, of an Underwritten Offering. Any managing underwriter of an offering of Registrable Securities must be a nationally recognized investment banking firm in good regulatory standing in all appropriate jurisdictions and reasonably acceptable to the Company.

          "UNDERWRITTEN OFFERING" shall mean a sale of Registrable Securities by the Holders thereof to an Underwriter or Underwriters for reoffering to the public.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (b) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with generally accepted accounting principles.

          (c) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

          (d) The words "hereof," "herein" and "hereunder", and words of similar import, when used in this Agreement shall refer

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                                                                               5



to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

          SECTION 2.  REGISTRATION UNDER THE SECURITIES ACT

          2.1 DEMAND REGISTRATION. (a) From and after the Closing Date, upon the written request of the Required Holders, the Company shall cause to be registered in accordance with Section 2.1(c) an indeterminate number of Registrable Securities which are Exchange Shares, which Registrable Securities shall have a proposed maximum aggregate offering price of at least $125,000,000 (the "DEMAND SHARES").

          (b) To facilitate the requested registration under Section 2.1(a), the Company shall cause the registration statement to be filed under this
Section 2.1 to be a "shelf" registered offering pursuant to Rule 415 of the Securities Act (unless such Rule shall be inapplicable to the proposed registration) covering all of the Demand Shares, which registration statement shall provide for the sale by the Holders, from time to time, of the Demand Shares in brokers' transactions, block sales, fixed price offerings or otherwise.

          (c) The Company shall use its best efforts to file a registration statement covering the Demand Shares as soon as practicable after receipt of the written request of the Required Holders, but in no event later than 30 days after the receipt of such request, and shall use its best efforts to cause such registration statement to be declared effective pursuant to the Securities Act as soon as practicable, but in no event later than 60 days after the filing thereof. The Company shall use its best efforts to maintain the effectiveness of such Registration Statement (or another Registration Statement covering the Demand Shares) for a period of three years from the effective date thereof.

          2.2 AUTOMATIC REGISTRATION. (a) If, after April 1, 1995 and prior to April 1, 1996, the conversion rights of the Holders shall not be in abeyance pursuant to Section VII(G) of the Certificate of Designations, the Company shall cause to be registered in accordance with Section 2.2(d) an indeterminate number of Registrable Securities (which Registrable Securities shall include both Exchange Shares and Conversion Shares), which Registrable Securities shall have a proposed maximum aggregate offering price of at least $125,000,000.

          (b) No later than April 1, 1996, the Company shall cause to be registered in accordance with Section 2.2(e) an indeterminate number of Registrable Securities (which Registrable Securities shall include both Exchange Shares and Conversion Shares), which Registrable Securities shall have a proposed maximum aggregate offering price of at least $125,000,000; PROVIDED, HOWEVER, that, if the Company shall have caused the registration of the Registrable Securities pursuant to Section 2.2(a) or if all of the Registrable Securities are Exchange Shares and the Company shall have caused the registration of the Registrable Securities pursuant to Section 2.1(a), which registration statement, in either case, remains effective, the Company shall not be required to effect a registration of such Registrable Securities pursuant to this Section 2.2(b).

          (c) To facilitate the requested registration under Section 2.2(a) or 2.2(b), the Company shall cause the registration statement to be filed under this Section 2.2 to be a "shelf" registered offering pursuant to Rule 415 of the Securities Act (unless such Rule shall be inapplicable to the proposed registration) covering all of the Registrable Securities, which registration statement shall provide for the sale by the Holders, from time to time, of the Registrable Securities in brokers' transactions, block sales, fixed price offerings or otherwise.

          (d) If the Company shall be required to register Registrable Securities pursuant to Section 2.2(a), the Company shall use its best efforts to file a registration statement (or, if a Registration Statement shall then be effective pursuant to Section 2.1, the Company shall file a post-effective amendment thereto) covering the Registrable Securities as soon as practicable following the date on which the conversion rights of the Holders shall not be suspended pursuant to Section VII(G) of the Certificate of Designations, but in no event later than 15 days thereafter, and shall use its best efforts to cause such registration statement (or post-effective amendment) to be declared effective pursuant to the Securities Act as soon as practicable, but in no event later than 60 days after the filing thereof. The Company shall use its best efforts to maintain the effectiveness of such Registration Statement (or another Registration Statement covering the Registrable Securities) for a period of three years from the effective date thereof.

          (e) If the Company shall be required to register Registrable Securities pursuant to Section 2.2(b), the Company shall use its best efforts to maintain the effectiveness of such Registration Statement (or another Registration Statement covering the Registrable Securities) for a period of three years from the effective date thereof.

          2.3 REGISTRATION OF DIVIDEND SHARES. If, at any time, the Company elects to issue Dividend Shares, prior to the declaration and payment of such Dividend Shares, the Company shall have caused a registration statement covering such Dividend Shares to be declared effective and such Registration Statement shall be and remain effective on the date of payment thereof and for the period of at least 10 Business Days thereafter.

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                                                                               7



          2.4 CHANGE OF CONTROL REGISTRATION. On or prior to the occurrence of a Trigger Date, the Company shall use its best efforts to file a registration statement (or, if a Registration Statement shall then be effective pursuant to this Section 2, the Company shall, if necessary, file a post-effective amendment thereto) covering the Registrable Securities and shall use its best efforts to cause such registration statement (or post-effective amendment) to be declared effective pursuant to the Securities Act as soon as practicable, but in no event later than 60 days after the filing thereof. The Company shall use its best efforts to maintain the effectiveness of such Registration Statement (or another Registration Statement covering the Registrable Securities) for a period of three years from the effective date thereof.

          2.5 REGISTRATION OF OTHER EXCHANGE SHARES. If a Holder shall hold Registrable Securities which are Other Exchange Shares, the Company shall use its best efforts to file a registration statement (or, if a Registration Statement shall then be effective pursuant to this Section 2, the Company shall, if necessary, file a post-effective amendment thereto) covering such Other Exchange Shares within 15 days of the date of the issuance of the Alternate Exchange Shares or such later date that is the second Business Day following the expiration of any "black-out" period specified in the underwriting agreement covering the Alternate Exchange Shares and shall use its best efforts to cause such registration statement (or post-effective amendment) to be declared effective pursuant to the Securities Act as soon as practicable, but in no event later than 60 days after the filing thereof. The Company shall use its best efforts to maintain the effectiveness of such Registration Statement (or another Registration Statement covering the Registrable Securities) for a period of three years from the effective date thereof.

          2.6 COSTS AND EXPENSES, ETC. (a) The Company shall pay all Registration Expenses in connection with any registration of Registrable Securities pursuant to this Agreement.

          (b) Upon any sale of Registrable Securities by a Holder, such Holder shall pay all brokerage commissions, underwriting discounts and commissions, transfer taxes, if any, and fees and expenses related thereto relating to the sale or disposition of such Holder's Registrable Securities.

          2.7 EXTENSION. Notwithstanding anything herein to the contrary, if the notice demanding or the event requiring a registration of Registrable Securities is received or occurs after January 15 of any year, then the time for filing a registration statement covering such Registrable Securities shall be extended to March 31 of such year.

          SECTION 3.  REGISTRATION PROCEDURES

          3.1 PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company shall keep each Holder participating in such registration advised in writing as to the initiation and progress of each such registration, qualification and compliance and as to the completion thereof. In addition, at its expense, the Company shall:

          (a) prepare and file with the Commission, within the time period specified in Section 2, a Registration Statement on any appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed or incorporated by reference therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2;

          (b) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration statements and as may be necessary to keep such Registration Statement effective for the applicable period;

          (c) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act to the extent required thereby;

          (d) furnish to each Holder of Registrable Securities, each Broker through whom Registrable Securities are sold and each Underwriter of an Underwritten Offering, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and such other documents as such Holder, Broker or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

          (e) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities included in the Registration Statement, each Broker or the managing Underwriter of an Underwritten Offering shall reasonably request in writing; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it would not otherwise be required to qualify but for this provision, (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

          (f) notify each Holder of Registrable Securities, each Broker and each Underwriter of an Underwritten Offering promptly and, if requested by the recipient of such notice, confirm such advice in writing, (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to such Registration Statement or to any Prospectus or for additional information,
     (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the occurrence of any event during the period the Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;

          (g) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

          (h) upon request, furnish to each Holder, each Broker and each Underwriter of an Underwritten Offering, without charge, as many conformed copies of such Registration Statement and any post-effective amendment thereto (and, if an Underwriter or Broker shall reasonably request, a signed copy of such Registration Statement or post-effective amendment thereto), including financial statements and schedules, all documents incorporated therein by reference and at least one copy of all exhibits, as such Holder, Broker or Underwriters may reasonably request;

          (i) cooperate with the selling Holders of Registrable Securities, any Broker and the Underwriters of an Underwritten Offering, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be registered in such names as the selling Holders or the Underwriters of an Underwritten Offering, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

          (j) during the period when the Company has agreed to use its best efforts to keep the Registration Statement continuously effective pursuant to Section 2, if any event contemplated by Section 3.1(f)(v) shall occur, or, if for any other reason it shall be necessary during such period to amend or supplement such Prospectus to comply with the Securities Act, use its best efforts to prepare and file with the Commission a supplement to the Prospectus or, if necessary, a post-effective amendment to the Registration Statement or an amendment to any document incorporated therein by reference or a report on the appropriate form under the Exchange Act so that thereafter such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will comply with the Securities Act;

          (k) enter into an underwriting agreement with an Underwriter or Underwriters, as the case may be, providing for the sale of the Registrable Securities in an Underwritten Offering and/or enter into a sales agency agreement providing for, among other things, the appointment by the Holders of a nationally recognized investment banking firm reasonably satisfactory to the Company to act as sales agent on their behalf, or, in the case of sales of Registrable Securities through a Broker, enter into a terms agreement with a Broker, each of which agreements shall be customary in form, substance and scope and shall contain customary representations, warranties, covenants and indemnities and require customary opinions of counsel and accountants' "COLD COMFORT" letters and certificates; and use its best efforts to obtain any such opinions of counsel and accountants' "COLD COMFORT" letters referred to in such underwriting agreement, sales agency agreement or terms agreement, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities as contemplated by such agreements;

          (l) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

          (m) upon the reasonable request of the selling Holders in connection with an Underwritten Offering, provide to such Holders and the managing Underwriter thereof (and any of their respective legal counsel) reasonable access to appropriate Company officers and employees, its attorneys and its independent public accountants to answer questions and to supply information reasonably requested by any such Holder or managing Underwriters in connection with the Registration Statement and/or the Prospectus as they shall reasonably determine to be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED that the Company shall only be required to provide such access and supply such information two times in any 12 month period;

          (n) upon the reasonable request of the selling Holders in connection with an Underwritten Offering in which the aggregate offering price of the Registrable Securities proposed to be sold is at least $25,000,000, participate in informational "road show" meetings arranged by such Holders or managing Underwriter thereof; PROVIDED that the Company shall only be required to participate in one series of such "road-show" meetings in any 12 month period;

          (o) within a reasonable time prior to the filing of the Registration Statement, any amendment to the Registration Statement or supplement to a Prospectus, (PROVIDED that this clause (o) shall not apply to the filing of any document incorporated by reference in such Registration Statement or Prospectus), provide copies of such document to the selling Holders of Registrable Securities, any Broker and the Underwriters or managing Underwriters of an Underwritten Offering, if any, and make such of the representatives of the Company as shall be reasonably requested available for discussion of such document; and

          (p) if the Registrable Securities are Conversion Shares and if requested by the selling Holders, cause such Registrable Securities to be listed on the principal securities exchange or quotation system, if any, on which securities of the Company shall then be listed.

          3.2 HOLDERS' OBLIGATIONS. (a) If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Company such information regarding itself and the distribution proposed by such Holder as the Company may reasonably request, including, without limitation, providing the Company with questionnaires, as are customary for similar transactions, and which the Company may reasonably request or as may be required by applicable securities laws and regulations, and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. Each Holder of Registrable Securities for which any registration is being effected agrees to notify the Company promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the happening of any event, in either case as a result of which any Prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.1(f)(iii) or 3.1(f)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(j), and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus current at the time of receipt of such notice.

          (c) Each Holder agrees that, upon receipt of any notice from the Company that it is in the process of a registered offering of securities and the Company reasonably deems it to be advisable to temporarily discontinue disposition of Registrable Securities pursuant to the Registration Statement (a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement and shall not be entitled to the benefits provided under Section 5 with respect to any sales made by it in contravention of this paragraph, until further notice from the Company that disposition of Registrable Securities may resume; PROVIDED that such further notice will be given within 120 days of the Suspension Notice; PROVIDED FURTHER that, if a Trigger Date shall occur during the period between the delivery of the Suspension Notice and the end of the 120 day period referred to above, the Company shall deliver such further notice as soon as reasonably practicable following such Trigger Date; and PROVIDED FURTHER that any Suspension Notice must be based upon a good faith determination of the Board of Directors of the Company or the Executive Committee thereof that such Suspension Notice is necessary. If the Company shall give any Suspension Notice, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received notice that the Suspension Notice has been withdrawn.

          3.3 SELECTION OF UNDERWRITERS, ETC. If a Registration Statement relates to Registrable Securities of more than one Holder, those Holders will enter into a written agreement or arrangement, in form reasonably satisfactory to the Company, providing for the coordination of their sales through one Broker, Underwriter or syndicate of Underwriters. Any such Broker or Underwriter shall be selected by the such Holders (and be reasonably acceptable to the Company) and shall be a nationally recognized investment banking firm in good regulatory standing in all appropriate jurisdictions.

          SECTION 4.  LIMITATIONS ON SALE RIGHTS

          4.1 NOTIFICATION OF SALES. Whenever a Holder intends to sell Registrable Securities pursuant to an effective Registration Statement, such Holder shall give the Company notice of any such intention no later than 45 days prior to the day on which such Holder intends to make the first such sale (the "FIRST SALE DATE") and sales may only be made during the period referred to in the next succeeding sentence. Commencing on the First Sale Date and continuing for a period of 60 consecutive days (such period, as it may be extended pursuant to Section 4.2, the "SALE WINDOW"), any Holder may elect to sell Registrable Securities pursuant to such Registration Statement by giving the Company not less than two full Business Days' prior written notice thereof (a "SALE NOTICE"), which shall specify whether the sale is to be through a Broker, in an Underwritten Offering or otherwise. Notwithstanding the foregoing, each Holder agrees that, upon receipt of a Suspension Notice from the Company setting forth the occurrence of an event described in Section 3.1(f)(v) and the Company reasonably deems it to be advisable to discontinue temporarily disposition of Registrable Securities pursuant to the Registration Statement, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement and shall not be entitled to the benefits provided under
Section 5 with respect to any sales made by it in contravention of this paragraph, until further notice from the Company that disposition of Registrable Securities may resume; PROVIDED that such further notice will be given within 120 days of the Suspension Notice; PROVIDED FURTHER that, if a Trigger Date shall occur during the period between the delivery of the Suspension Notice and the end of the 120 day period referred to above, the Company shall deliver such further notice as soon as reasonably practicable following such Trigger Date; and PROVIDED FURTHER that any Suspension Notice must be based upon a good faith determination of the Board of Directors of the Company or the Executive Committee thereof that such Suspension Notice is necessary. If the Company shall give any Suspension Notice pursuant to this Section 4, the Company shall extend the Sale Window by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received notice that the Suspension Notice has been withdrawn.

          4.2 EXTENSION OF SALE WINDOW. So long as all of the Registrable Securities have not been sold, upon not less than 15 days' prior written notice given prior to the last day of the original Sale Window, a Holder may extend the Sale Window for an additional 30 days from its original expiration date, so that the Sale Window will expire on the date which is 90 days after the First Sale Date.

          4.3 COMMENCEMENT OF NEW SALE WINDOW. Notwithstanding Section 4.1, from and after the expiration of any Sale Window until the date which is 135 days after the last day of such Sale Window, no Holder shall be permitted to provide to the Company notice of a new First Sale Date. From and after such 135th day, any Holder may provide notice of a new First Sale Date pursuant to
Section 4.1.

          4.4 CERTAIN SALES. Notwithstanding anything in this Agreement to the contrary, registrations and sales of Dividend Shares and of Conversion Shares following the occurrence of a Trigger Date shall not be subject to the foregoing provisions of this Section 4.

          SECTION 5.  INDEMNIFICATION; CONTRIBUTION

          5.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter within the meaning of the Securities Act (including any Broker or securities dealer participating in the distribution of Registrable Securities) (any such Person being an "UNDERWRITER"), each Holder and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages, expenses or liabilities, joint or several, to which such Underwriter, Holder or Person who controls any Holder or Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter, Holder or Person who controls any Holder or Underwriter for any legal or other expenses reasonably incurred by such Underwriter, Holder or Person who controls any Holder or Underwriter in connection with investigating or defending any such action or claim; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter, Holder or Person who controls any Holder or Underwriter expressly for use therein, (ii) arises out of any transaction or activity consummated or taken by the Holder after receipt of the notification provided for in Section
3.2 and prior to the delivery of the post-effective amendment, supplemented Prospectus or amended document contemplated by Section 3.1(j); or (iii) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, a preliminary prospectus which untrue statement or omission was corrected in the Prospectus, if the Underwriters or Holder sold Registrable Securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus. As used in this Section, the term "HOLDER" shall include the officers, directors and agents of any Holder.

          5.2 INDEMNIFICATION BY HOLDERS. Each Holder agrees to indemnify and hold harmless, and agrees to use reasonable efforts to cause each Underwriter to indemnify and hold harmless, to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information furnished in writing by such Holder or Underwriter or on such Holder's or Underwriter's behalf expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); PROVIDED that the obligations of any Holder or Underwriter to indemnify the Company shall be limited to the proceeds received by such Holder or Underwriter from the sale of such Registrable Securities pursuant to such Registration Statement.

          5.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under Section 5.1 or 5.2 above, the indemnified party shall give prompt written notice to the indemnifying party, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party, and shall assume the payment of all expenses in connection with such defense. The indemnified party or any controlling person of such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party or such controlling person unless (i) the indemnifying party shall have agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense for such action or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party or such controlling person and the indemnifying party, and such indemnified party or such controlling person shall have been advised in writing by counsel that counsel employed by the indemnifying party would, under applicable professional standards, have a conflict in representing both the indemnifying party and the indemnified party or such controlling person (in which case, if such indemnified person or such controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party or such controlling person); it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties and controlling persons thereof, which firm shall be designated, if the Holders (or their controlling persons) are the indemnified parties, in writing by the Required Holders who are then entitled to such indemnity in connection with such action or proceeding and if the Company is the indemnified party, by the Company. No party shall be liable for any settlement of any such action or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified party and such controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          5.4  CONTRIBUTION.  If the indemnification provided for in this
Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph.

The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses, liabilities, or judgments referred to above in this paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public pursuant to the Registration Statement exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty by a court of competent jurisdiction of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty by a court of competent jurisdiction of such fraudulent misrepresentation.

          SECTION 6.  MISCELLANEOUS

          6.1 COMMISSION FILINGS. The Company covenants that it will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner as determined by applicable rules and interpretations under the Exchange Act. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          6.2 REMEDIES. Each of the Company and each Holder, in addition to being entitled to exercise all rights provided herein or in the Stock Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

          6.3 NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any Agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's other issued and outstanding securities under any such Agreements.

          6.4 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Required Holders.

          6.5 NOTICES. (a) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or commercial courier guaranteeing next day delivery (i) if to a Holder, initially at its address set forth in the Stock Purchase Agreement and (ii) if to the Company, initially at its address set forth in the Stock Purchase Agreement, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6.5.

          (b) All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by commercial courier guaranteeing next day delivery.

          6.6 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the permitted successors, assigns and transferees of each of the parties; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Shares or Registrable Securities except in accordance with the terms of the Stock Purchase Agreement and the Certificate of Designations. If any transferee of any Holder shall acquire Shares or Registrable Securities, in any manner, whether by operation of law or otherwise, such Shares or Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Shares or Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and,if such acquisition was effected in accordance with the terms and provisions of the Stock Purchase Agreement and the Certificate of Designations, such Person shall be entitled to receive the benefits hereof.

          6.7 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          6.8 HEADINGS. The heading in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          6.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          6.11 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their Agreement and is intended to be a complete and exclusive statement of the Agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, premises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to securities sold pursuant to the Stock Purchase Agreement. This Agreement supersedes all prior Agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this statement as of the date first written above.


                                        CABLEVISION SYSTEMS CORPORATION


                                        By: /s/
                                           -------------------------------------
                                           Title:


                                        TORONTO-DOMINION INVESTMENTS,INC.,
                                          as Purchaser


                                        By: /s/
                                           -------------------------------------
                                           Title: